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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2001

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (IRS Employer Identification Number)

1375 Peachtree Street, NW
Atlanta, Georgia 30309
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 404-815-0770

Item 5. Other Events.

    On July 19, 2001, EarthLink, Inc., a Delaware corporation (the "Company"), announced its second quarter financial results for the three months ending June 30, 2001.

    A copy of the Company's published July 19, 2001 press release regarding the foregoing matter is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

  (a)
  None.

  (b)
  None.

  (c)
  Exhibits:
  99.1
  Press Release dated July 19, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
Date: August 1, 2001	By:	/s/ CHARLES G. BETTY Charles G. Betty Chief Executive Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits